PROVISION FOR CLOSURE AND RECLAMATION	12 Months Ended
Dec. 31, 2019
Provisions [abstract]
PROVISION FOR CLOSURE AND RECLAMATION

The Company’s closure and reclamation costs consists of costs accrued based on the current best estimate of mine closure and reclamation activities that will be required at the Ulaan Ovoo site upon completion of mining activity. These activities include costs for earthworks, including land re-contouring and re-vegetation, water treatment and demolition. The Company’s provision for future site closure and reclamation costs is based on the level of known disturbance at the reporting date, known legal requirements and estimates prepared by a third-party specialist.

It is not currently possible to estimate the impact on operating results, if any, of future legislative or regulatory developments.

Management used a risk-free interest rate of 1.72% (2018 – 1.98%, 2017 – 2.23%) and a risk premium of 7% (2018 – 7%, 2017– 7%) in preparing the Company’s provision for closure and reclamation. Although the ultimate amount of reclamation costs to be incurred cannot be predicted with certainty, the total undiscounted amount of estimated cash flows required to settle the Company’s estimated obligations is $444,000 over the next 6 years. The cash expenditures are expected to occur over a period of time extending several years after the projected mine closure of the mineral properties.

	December 31, 2019	December 31, 2018	December 31, 2017
Balance, beginning of year	$265,239	$244,323	$242,374
Accretion	1,551	20,916	1,949
Balance, end of year	$266,790	$265,239	$244,323